                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 7, 2001


                                  T-NETIX, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                    ((State of incorporation or organization)


               0-25016                                 84-1037352
        (Commission File No.)              (IRS Employer Identification No.)

                              1544 VALWOOD PARKWAY
                             CARROLLTON, TEXAS 75006
               (Address of principal executive offices) (Zip Code)

                                 (972) 241-1535
                          (Registrants Telepone Number,
                              including area code)



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ITEM 5.  OTHER EVENTS.

On September 7, 2001, T-NETIX, Inc. (the "Company") changed its state of incorporation from Colorado to Delaware. The reincorporation was approved by the holders of a majority of the Company 's outstanding shares, voting in person or by proxy, at its annual meeting held on June 28, 2001. The reincorporation was accomplished by merging the Company with and into T-NETIX, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, with the Delaware corporation surviving. Each share of common stock of the Colorado company was converted into one share of common stock, par value $.01 per share, of the Delaware company. It is not necessary for shareholders to exchange their existing stock certificates in the Colorado corporation for stock certificates of the Delaware corporation.

This Form 8-K is being filed by the Delaware company as a successor issuer as required by paragraph (f) of Rule 12g-3 under the Securities Exchange Act of 1934. Upon consummation of the reincorporation described above, the Delaware company's common stock was deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Business Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits

            Set forth below is a list of exhibits included as part of this Current Report.


  EXHIBIT
  NUMBER                                     DESCRIPTION OF EXHIBIT
  -------                                    ----------------------
    2.1                Agreement and Plan of Merger by and between T-NETIX, Inc., a
                       Colorado corporation and T-NETIX, Inc., a Delaware corporation dated
                       September 7, 2001.

    3.1                Certificate of Incorporation of T-NETIX, Inc., a Delaware corporation.

    3.2                Bylaws of T-NETIX, Inc., a Delaware corporation

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          T-NETIX, INC.

Date: October 26, 2001                    /s/ Henry G. Schopfer III
                                          --------------------------------------
                                          Henry G. Schopfer III, Chief Financial
                                          Officer




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                                 EXHIBIT INDEX


  EXHIBIT
  NUMBER                                     DESCRIPTION OF EXHIBIT
  -------                                    ----------------------
    2.1                Agreement and Plan of Merger by and between T-NETIX, Inc., a
                       Colorado corporation and T-NETIX, Inc., a Delaware corporation dated
                       September 7, 2001.

    3.1                Certificate of Incorporation of T-NETIX, Inc., a Delaware corporation.

    3.2                Bylaws of T-NETIX, Inc., a Delaware corporation